Investment Outlook - June 2013 Kevin E. Grant, CFA Chief Executive Officer KBW Mortgage Finance Conference June 4, 2013 Exhibit 99.1

Forward
Looking Statements

This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. Such statements, including information relating to the Company’s expectations for future distributions and market conditions, are not considered historical facts and are considered forward-looking information under the federal securities laws.  This information may contain words such as “believes,” “plans,” “expects,” “intends,” “estimates” or similar expressions.
This information is not a guarantee of the Company’s future performance and is subject to risks, uncertainties and other important factors that could cause the Company’s actual performance or achievements to differ materially from those expressed or implied by this forward-looking information and include, without limitation, changes in the Company’s distribution policy, changes in the Company’s ability to pay distributions, changes in the market value and yield of our assets, changes in interest rates and the yield curve, net interest margin, return on equity, availability and terms of financing and hedging and various other risks and uncertainties related to our business and the economy, some of which are described in our filings with the SEC.
Given these uncertainties, you should not rely on forward-looking information.  The Company undertakes no obligations to update any forward-looking information, whether as a result of new information, future events or otherwise.

CYS Overview
Focus on Cost
Efficiency
Target Assets
Agency Residential Mortgage Backed Securities
A Real Estate Investment Trust Formed in January 2006
Ample Financing
Sources
Financing lines with 37 lenders
Swap agreements with 18 counterparties
Dividend Policy
Self managed: highly scalable
Senior
Management
Kevin Grant, CEO, President, Chairman
Frances Spark, CFO
Company intends to distribute all or substantially all of its REIT taxable income

CYS Goal:
Deliver Competitive Total Return Through Dividends
1 June 11, 2009 - May 31, 2013
2 June 11, 2009 - March 31, 2013
Note: the December 2012 dividend was composed of $0.40 regular cash, and $0.52 special dividend.
Source: Company filings, Bloomberg

June 2009 – May 2013
CYS Expense Ratio (%)
June 2009 – March 2013
CYS Common Stock Dividends
September 2009 - April 2013
CYS: 83.0%
Q113:
0.94%
2
1
CYS Compound Total Return

Investment Environment:
15 Year - Hedged vs. Unhedged
15 Year Fixed Hedged with Swaps, April 2009 - May 2013
15 Year Hedged
(i)
15 Year Unhedged
(ii)
Source: Bloomberg.

Borrow Short
Invest Long
May 31, 2013
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
4.00
4.50
5.00
Note: Spreads calculated as: (i) 15 year CC  Index  = 50% 4 year swap, and (ii) 15 year Current Coupon Index

Investment Environment:
30 Year - Hedged vs. Unhedged
Source: Bloomberg
May 31, 2013
Borrow Short
Invest Long
30 Year Hedged  30 Year Unhedged
0.75
1.25
1.75
2.25
2.75
3.25
3.75
4.25
4.75
5.25
30 Year Fixed Hedged with Swaps, April 2009 - May 2013
Note: Spread calculated as: (i) 30 year CC  Index  - 90% 5 year swap

Volatility in the Cap/Floor Markets Hit a
Low in Mid-March
30 Yr MBS - 15 Yr MBS Spread 7 Yr Cap/Floor Implied Vol
October 2012 – May 2013 April  2012 – May 2013
30 Year MBS Cheapened Meaningfully Relative
to 15 Year MBS
May 31, 2013
May 31, 2013
5 Year Swap vs. 1 Month LIBOR
January 2005 – May 2013
Yield Curve
Creates positive carry
Very low cost of financing
Good ROE
Hedge flexibility very important
Fed still fighting deflation
30 Year MBS Now Priced for Operation Taper
May 31, 2013
Source: Bloomberg

Agency ROE’s vs. Volatility

ROE VS Price Volatility
4/18/12 vs. 5/29/13
5/29/13
15 Year
4/18/12
15 Year
5/29/13
30 Year
4/18/12
30 Year
30 Year 15 Year
ROE
Volatility
Net Interest Margin for 30 Year
and 15 Year MBS
12/06 – 5/13
30 Year 5 Year Hedge
90% Hedge
15 Year 5 Year Hedge
50% Hedge
Source: Bloomberg, CYS
May 31, 2013

‘Operation Taper’:
Confused Messaging or Intentional Market Test?
•
Refi Activity Will Rapidly Drop
- Gain on sale windfall may be over
•
Origination Volume Will Decrease
Before the Joint Economic Committee, U.S. Congress
May 22, 2013
Primary Mortgage Rate
January 2012 - May 2013
"If we see continued
improvement and we have
confidence that that's going to be
sustained then we could in the
next few meetings ... take a step
down in our pace of purchases."
•
Banks Will be Pushed to Government Bonds
- Gov’t ROE’s now better than Credit ROE’s
•
Home Affordability Now Diminished
“What is the Fed’s exit strategy,
the steps you’ll undertake and
when do you anticipate
executing this? “
Source: Thomson Reuters, Bloomberg
May 31, 2013
JEC Chair Brady Federal Reserve Chairman Bernanke
3.30
3.40
3.50
3.60
3.70
3.80
3.90
4.00
4.10

Fed Guidance
“…keep the target range for the federal funds
rate at 0 to 1/4 percent and anticipates that
exceptionally low levels for the federal funds
rate are likely to be warranted at least through
mid-2015.”
Post Testimony Testimony Prior to May 22
1
FOMC Meeting Minutes, September 2012 , Released October 4, 2012
“… maintain its existing policy of reinvesting
principal payments from its holdings of agency
debt and agency mortgage-backed securities in
agency mortgage-backed securities..”
“…increase policy accommodation by
purchasing additional agency mortgage-
backed securities at a pace of $40 billion per
month.”
No Change
May Vary Pace Up/Down
No Change
1

Fed Voters:
Dovish, But Language Suggests Operation Taper
Duke
Tarullo
Yellen
Raskin
Powell
Stein
Pianalto Dudley
Dudley
Evans
Rosengren
Bullard
George
Fisher Kocherlakota
Plosser
Bernanke
February 2, 2013
There are legitimate concerns associated
with the costs and benefits of continued
asset purchases.
March 8, 2013
it might be appropriate at some
point to adjust the pace of MBS
purchases in response to
developments in primary or
secondary mortgage markets.
February 27, 2013
It would be best to taper the dose
of QE so that markets can adjust
gradually to the eventual removal
of this treatment.
March 6, 2013
I would like the FOMC to begin to
taper these purchases with an aim
toward ending them before the end
of the year.
February 22, 2013
The idea of tapering the program at some
point in the future may be gaining steam on
the committee.
February 26, 2013
We are much more attuned to  monitoring
financial markets, risk pricing, and potential stress
points in the financial system
March 25, 2013
At some point, I expect that I will see
sufficient evidence of economic momentum to
cause me to favor gradually dialing back the
pace of asset purchases.
2013
Voters
2014
Voters
7
Hawkish Dovish Neutral
Source: federalreserve.gov, Macroeconomic Advisers, LLC,  Bank of America Merrill Lynch, Bloomberg, Wall Street Journal, Indiana University,  Marketwatch, Thomson Reuters, Federal Reserve Bank of Atlanta,
Federal Reserve Bank of Chicago, Federal Reserve Bank of Cleveland, Maryland Consumer Rights Coalition, Boston Globe, Businessweek, Newsweek, Washington Post, CNBC.

Central Banks:
Decidedly More Accommodative - Focus on Global Deflation Risk
Xiaochuan
China
Australia
Stevens
Draghi
EU
Tombini
Brazil
Draghi
EU
Xiaochuan
China

Subbarao
India
Subbarao
India
Kuroda
Japan Canada
Poloz
New Zealand
Wheeler
Tombini
Brazil
Australia
Stevens
New Zealand
Wheeler
Bernanke
USA
?
?
Hawkish Dovish Neutral
Bank of Canada Governor Mark Carney  will become Governor of the Bank of England on July 1, 2013, Stephen Poloz takes over the Bank of Canada on June 3

Economic Recovery Below Normal Pace
U.S. Regular Conventional Gas Price
Updated 5/29/2013
$ per gal
Capacity Utilization: Manufacturing
Updated 5/15/2013
%
Civilian Unemployment Rate
Updated 5/3/2013
%
CPI-U All Items, Core
Updated 5/16/2013
Total Nonfarm Private Payroll Employment
Updated 5/1/2013
000’s
Challenger, Gray & Christmas, Inc.
Job Cut Announcement Report
Source: S&P, Federal Reserve Bank of St. Louis, Fiserv, and Macromarkets LLC / Haver Analytics, BLS, Challenger, Gray & Christmas, US  Dept. of Energy, NYMEX

Q1/89 – Q1/13, by Quarter
% Change - Year to Year

Mortgage Market Shrinkage Likely to Continue
Residential Mortgage Debt Decline Driven By:
1. Home prices now reset lower
2. Delevering Consumers/Homeowners
3. Psychology of lower leverage
4. Low volume of new and existing home sales
5. All-cash home purchase transactions, and higher downpayments
6. Scheduled principal payments
7. High percentage of cash-in refi’s versus cash-out refi’s.
8. QM Rules Restrictive
Growth in Residential
Mortgage Debt
2004 -2012
Source:  Deutsche Bank, BLS, LPS Applied Analytics, Financial Stability Oversight Council 2012 Annual Report

Mortgage Origination Volume
1990 - 2012

Economics of Forward Purchase Source: Bloomberg, May 31, 2013 15

Portfolio Composition and Results
1 As of  2013/03/31
Note: the December 2012 dividend was composed of $0.40 regular cash, and $0.52 special dividend.
Total Agency RMBS: $20,063 million
CYS Common Stock Dividends
September 2009 - April 2013
CYS Agency RMBS Portfolio

15 Year Fixed:
46%
Hybrid ARMs:
17%
30 Year Fixed:
31%
20 Year
Fixed:
6%
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90
$1.00
1

Portfolio Characteristics
CYS Agency RMBS Portfolio Characteristics*
* As of 2013/03/31

Par Value Fair Value Weighted Average
Asset Type (in thousands) Cost/Par
Fair
Value/Par MTR
(1)
Coupon CPR
(2)
15 Year Fixed Rate $8,774,166 $9,228,421 $104.38 $105.18 N/A 2.98% 14.9%
20 Year Fixed Rate 1,059,923 1,112,782 104.94 104.99 N/A 3.16% 5.7%
30 Year Fixed Rate 5,957,689 6,283,218 105.14 105.46 N/A 3.53% 8.8%
Hybrid ARMs 3,282,679 3,438,118 103.70 104.74 74.5 2.64% 15.4%
Total/Weighted
Average
$19,074,457 $20,062,539 $104.53 $105.18 74.5
(3)
3.11% 13.4%
(1) MTR, or “Months to Reset,” is the number of months remaining before the fixed rate on a hybrid ARM becomes a variable rate. At the end of the fixed period, the variable rate will be determined by the margin and the pre-specified caps of the ARM. After the fixed period, the interest rates on 100% of our hybrid ARMs reset annually.
(2) CPR, or “Constant Prepayment Rate,” is a method of expressing the prepayment rate for a mortgage pool that assumes that a constant fraction of the remaining principal is prepaid each month or year. Specifically, the CPR is an annualized version of the prior three month prepayment rate.  Securities with no prepayment history are excluded from this calculation.
(3) Weighted average months to reset of our hybrid ARM portfolio.

History of Transparent and Consistent Financial Reporting
CYS uses Financial Reporting for Investment Companies
CYS Financial Reporting – Transparent and Best in Class
Schedule of investments
NAVs have reflected mark-to-market accounting since inception
Realized and unrealized losses taken through income statement in period incurred
No OCI account on balance sheet

Financial Information
(1) Drop income is a component of our net income accounted for as net gain from investments on our statement of operations and therefore excluded from our Core Earnings.
(2) Core earnings is defined as net income (loss) available to common shares excluding net gain (loss) on investments, net realized gain (loss) on termination of swap contracts and unrealized appreciation (depreciation) on swap and cap contracts.

Income Statement Data (in 000's) 3/31/2013 12/31/2012
Total investment income $      73,101 $      79,579
Interest expense 15,031 16,378
Operating expenses 5,553 4,787
Total expenses 20,584 21,165
Net investment income 52,517 58,414
Net gain (loss) from investments (78,811) (95,994)
Net gain (loss) from swap and cap contracts 10,091 (2,363)
Net income (loss) (16,203) (39,943)
Dividend on preferred shares (1,453) (1,452)
Net income available to common shares ($17,656) ($41,395)
Net income per common share (diluted) ($0.10) ($0.24)
$0.15 $0.18
$0.17 $0.21
Distributions per common share $0.32 $0.92
Non-GAAP Measure/Reconciliation (in 000's)
NET INCOME (LOSS) AVAILABLE TO COMMON SHARES (17,656) (41,395)
Net (gain) loss from investments 78,811 95,994
Net (gain) loss from termination of swap and cap contracts (8,630) 0
Net unrealized (appreciation) depreciation on swap and cap contracts (23,417) (16,965)
Core Earnings $29,108 $37,634
Drop income per common share (diluted)
Core Earnings per common share (diluted)
(1)
(2)

Financial Information
*           All percentages are annualized. 20
Three Months Ended
Key Metrics* 3/31/2013 12/31/2012
Average yield on settled Agency RMBS
(1)
1.80% 1.97%
Average cost of funds and hedge
(2)
1.05% 1.03%
Interest rate spread net of hedge
(3)
0.75% 0.94%
Interest rate spread net of hedge including drop income
(4)
1.16% 1.31%
Operating expense ratio
(5)
0.94% 0.76%
Leverage ratio (at period end)
(6)
7.8:1 7.7:1
As of
Balance Sheet Data (in 000's) 3/31/2013 12/31/2012
Cash and cash equivalents $13,463 $13,882
Receivable for securities sold $414,936 $10,343
Repurchase agreements $13,760,475 $13,891,307
Payable for securities purchased $4,657,501 $4,515,501
Net assets $2,322,076 $2,402,662
Net assets per common share $12.87 $13.31
(1)
Our average yield on settled Agency RMBS for the period was calculated by dividing our interest income from Agency RMBS by our average settled Agency RMBS.
(2)
Our average cost of funds and hedge for the period was calculated by dividing our total interest expense, including our net swap and cap interest income (expense), by our average repurchase agreements.
(3)
Our interest rate spread net of hedge for the period was calculated by subtracting our average cost of funds and hedge from our average yield on Agency RMBS.
(4)
The interest rate spread net of hedge including drop income for the period is calculated by subtracting adjusted average cost of funds and hedge from average total yield on Agency
RMBS including drop income.
(5)
Our operating expense ratio is calculated by dividing operating expenses by average net assets.
(6)
Our leverage ratio was calculated by dividing (i) the Company’s repurchase agreements balance plus payable for securities purchased minus receivable for securities sold by (ii) net assets.

Investment Outlook - May 2013 Kevin E. Grant, CFA Chief Executive Officer KBW Mortgage Finance Conference June 4, 2013